November 29, 2017

Dreyfus Family of Funds

Supplement to Current Statement of Additional Information of Funds

Offering Class A and Class C Shares

Effective on or about December 15, 2017, the following information supplements the information contained in the section of the fund’s Statement of Additional Information entitled “Additional Information on How to Buy Shares”:

            Class C shares automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

GRP3-SAISTK-1117